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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 14, 1997, in the Registration Statement (Form S-1 No. 33-00000) and related Prospectus of Loomis, Fargo & Co. for the registration of $85,000,000 of Senior Subordinated Notes due 2004.

                                          /s/ Ernst & Young LLP

Houston, Texas
April 4, 1997